SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.)

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EchoStar Communications Corporation

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NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT OF ECHOSTAR COMMUNICATIONS CORPORATION
GENERAL INFORMATION
PROPOSAL NO. 1 – ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION AND OTHER INFORMATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
PRINCIPAL ACCOUNTANT FEES AND SERVICES
REPORT OF THE AUDIT COMMITTEE
PROPOSAL NO. 2 – RATIFICATION OF INDEPENDENT AUDITORS
WHERE TO GET ADDITIONAL INFORMATION
COST OF PROXY STATEMENT
SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
OTHER BUSINESS
Appendix A

April 5, 2004

DEAR SHAREHOLDER:

     It is a pleasure for me to extend to you an invitation to attend the 2004 Annual Meeting of Shareholders of EchoStar Communications Corporation. The Annual Meeting will be held on Thursday, May 6, 2004, at 12:00 noon, local time, at EchoStar’s headquarters located at 9601 S. Meridian Blvd., Englewood, Colorado 80112.

     The enclosed Notice of Meeting and Proxy Statement describe the proposals to be considered and voted on at the Annual Meeting. During the Annual Meeting, we also will review EchoStar’s operations and other items of general interest regarding the corporation.

     We hope that all shareholders will be able to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting personally, it is important that you be represented. To ensure that your vote will be received and counted, please promptly complete, date and return your proxy card in the enclosed return envelope.

     On behalf of the Board of Directors and senior management of EchoStar, I would like to express our appreciation for your support and interest in the corporation. I look forward to seeing you at the Annual Meeting.

/s/ CHARLES W. ERGEN CHARLES W. ERGEN
Chairman and Chief Executive Officer

9601 S. Meridian Blvd. • Englewood, Colorado 80112 • Tel: (303) 723-1000 • Fax: (303) 723-1999

NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF ECHOSTAR COMMUNICATIONS CORPORATION:

     The Annual Meeting of Shareholders of EchoStar Communications Corporation will be held on Thursday May 6, 2004, at 12:00 noon, local time, at our headquarters located at 9601 S. Meridian Blvd., Englewood, Colorado 80112, to consider and vote upon:

1.	The election of the members of the Board of Directors;

2.	A proposal to ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2004; and

3.	Any other business that may properly come before the Annual Meeting or any adjournment of the meeting.

     You may vote on these matters in person or by proxy. Whether or not you plan to attend the Annual Meeting, we ask that you vote by one of the following methods to ensure that your shares will be represented at the meeting in accordance with your wishes:

•	Vote by telephone, or electronically through the Internet, by following the instructions included with your proxy card; or

•	Vote by mail, by promptly completing and returning the enclosed proxy card in the enclosed addressed stamped envelope.

     Only shareholders of record at the close of business on March 22, 2004 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment of the meeting. We anticipate first mailing our proxy statement and proxy card on April 5, 2004.

By Order of the Board of Directors

/s/ DAVID K. MOSKOWITZ DAVID K. MOSKOWITZ
Senior Vice President, General Counsel,
Corporate Secretary and Director
April 5, 2004

9601 S. Meridian Blvd. • Englewood, Colorado 80112 • Tel: (303) 723-1000 • Fax: (303) 723-1999

PROXY STATEMENT
OF
ECHOSTAR COMMUNICATIONS CORPORATION

GENERAL INFORMATION

     This Proxy Statement is being furnished to you in connection with the 2004 Annual Meeting of Shareholders (the “Annual Meeting”) of EchoStar Communications Corporation (“EchoStar,” “we,” “us,” “our” or the “Corporation”). The Annual Meeting will be held on Thursday, May 6, 2004, at 12:00 noon, local time, at our headquarters located at 9601 S. Merid ian Blvd., Englewood, Colorado 80112.

     This Proxy Statement is being sent or provided to holders of record at the close of business on March 22, 2004 of our Class A Common Stock (the “Class A Shares”) and Class B Common Stock (the “Class B Shares”).

     Your proxy is being solicited by our Board of Directors (the “Board”). It may be revoked by written notice given to our Secretary at any time before being voted. To vote by proxy, please complete the accompanying proxy card and return it to us as instructed in the proxy card. Proxies that are properly delivered to us and not revoked will be voted for the proposals described in this Proxy Statement in accordance with the instructions set forth on the proxy card. The Board is not aware of any matters proposed to be presented at the Annual Meeting other than the election of directors and ratification of KPMG LLP as our independent auditors for the fiscal year 2004. If any other matter is properly presented at the Annual Meeting, the persons named in the accompanying proxy card will have discretionary authority to vote on that matter in accordance with their best judgment. Your presence at the Annual Meeting does not of itself revoke your proxy.

Attendance at the Meeting

     All of our shareholders of record at the close of business on March 22, 2004, or their duly appointed proxies, may attend the Annual Meeting. Seating is limited, however, and admission to the Annual Meeting will be on a first-come, first-served basis. Registration and seating will begin at 11:30 a.m., local time, and the Annual Meeting will begin at 12:00 noon, local time. Each shareholder may be asked to present their admission ticket, which is attached to the accompanying proxy card, together with valid photo identification confirming their identity as a shareholder of record, such as a driver’s license or passport. Cameras, recording devices, and other electronic devices will not be permitted at the Annual Meeting.

     If your shares are held by a broker, bank, or other nominee (often referred to as holding in “street name”) and you desire to attend the Annual Meeting, you will need to bring a legal proxy or a copy of a brokerage or bank statement reflecting your share ownership as of the record date, March 22, 2004. All shareholders must check in at the registration desk at the Annual Meeting.

Securities Entitled to Vote

     Only shareholders of record at the close of business on March 22, 2004 are entitled to notice of the Annual Meeting and to vote their shares at the Annual Meeting. On that date, 240,585,644 Class A Shares and 238,435,208 Class B Shares were issued and outstanding. Each of the Class A Shares is entitled to one vote per share on each proposal to be considered by our shareholders. Each of the Class B Shares is entitled to ten votes per share on each proposal to be considered by our shareholders.

Vote Required

     In accordance with our Amended and Restated Articles of Incorporation (our “Articles of Incorporation”), the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the total voting power of all classes of our voting stock taken together shall constitute a quorum for the transaction of business at the Annual Meeting.

     The affirmative vote of a plurality of the votes cast at the Annual Meeting is necessary to elect a director. No cumulative voting is permitted. The affirmative vote of a majority of the voting power represented at the Annual Meeting is required to approve the proposal to ratify the appointment of KPMG LLP as our independent auditors.

     The total number of votes cast “for” will be counted for purposes of determining whether sufficient affirmative votes have been cast to elect each director or ratify the auditors. Abstentions from voting on a proposal by a shareholder at the Annual Meeting, as well as broker non-votes, will be considered for purposes of determining the number of total votes present at the Annual Meeting. Abstentions will have the same effect as votes “against” the proposal to ratify the appointment of KPMG LLP as our independent auditors. However, abstentions will not be counted as “against” or “for” the election of directors. Broker non-votes will not be considered in determining whether to ratify the appointment of KPMG LLP as our independent auditors or the election of directors.

     Through his ownership of Class A Shares and Class B Shares, Charles W. Ergen, our Chairman of the Board and Chief Executive Officer, possesses approximately 91% of our total voting power. Mr. Ergen has stated that he will vote for the election of each of the nominee directors and to ratify the appointment of KPMG LLP as our independent auditors. Accordingly, the election of each of the director nominees and the ratification of the appointment of KPMG LLP as our independent auditors are assured notwithstanding a negative vote by any or all shareholders other than Mr. Ergen.

Householding

     We have adopted a procedure approved by the Securities and Exchange Commission (“SEC”) called “householding.” Under this procedure, service providers that deliver our communications to shareholders may deliver a single copy of our Annual Report and Proxy Statement to multiple shareholders sharing the same address, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards. This householding procedure will reduce our printing costs and postage fees.

     We will deliver promptly upon written or oral request a separate copy of our Annual Report or Proxy Statement, as applicable, to a shareholder at a shared address to which a single copy of the documents was delivered. Please notify our transfer agent at the address provided below to receive a separate copy of our Annual Report or Proxy Statement.

     If you are eligible for householding, but you and other shareholders with whom you share an address currently receive multiple copies of our annual reports and/or proxy statements, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of our Annual Report or Proxy Statement for your household, please contact our transfer agent, Computershare Investor Services, at 350 Indiana Street, Suite 800, Golden, CO 80401, telephone number 303-262-0600.

Our Mailing Address

     Our mailing address is 9601 S. Meridian Blvd., Englewood, Colorado 80112.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Nominees

     Our shareholders will elect a board of eight directors at the Annual Meeting. Each of the directors will hold office until the next annual meeting of our shareholders or until their respective successors shall be duly elected and qualified. The affirmative vote of a plurality of the total votes cast is necessary to elect a director. Each nominee has consented to their nomination and has advised us that they intend to serve the entire term if elected.

     The nominees for director are as follows:

Name	Age	First Became Director	Position with the Corporation
James DeFranco	51	1980	Director and Executive Vice President
Michael T. Dugan	55	—	Director Nominee, President and Chief Operating Officer
Cantey Ergen	49	2001	Director
Charles W. Ergen	51	1980	Chairman of the Board of Directors and Chief Executive Officer
Raymond L. Friedlob	59	1995	Director
Steven R. Goodbarn	46	2002	Director
David K. Moskowitz	45	1998	Director, Senior Vice President, General Counsel and Secretary
C. Michael Schroeder	55	2003	Director

     The following sets forth the business experience of each of the nominees over the last five years:

     James DeFranco. Mr. DeFranco is our Executive Vice President and has been one of our vice presidents and a member of the Board since our formation. During the past five years he has held various executive officer and director positions with our subsidiaries. Mr. DeFranco co-founded EchoStar with Charles W. Ergen and his wife Cantey Ergen in 1980.

     Michael T. Dugan. Mr. Dugan currently is our President and Chief Operating Officer. In that capacity, Mr. Dugan has been responsible for, among other things, all operations except legal, finance and accounting at the Corporation. Mr. Dugan will be relinquishing his day to day responsibilities as President and Chief Operating Officer in connection with his nomination for appointment to the Board but will remain an employee in his new capacity as senior adviser to the Corporation. Until April 2000, he was President of EchoStar Technologies Corporation. Previously he was the Senior Vice President of the Consumer Products Division of the Corporation. Mr. Dugan has been with us since 1990 and has previously served as one of our directors.

     Cantey Ergen. Mrs. Ergen has served on the Board since May 2001 and has had a variety of operational responsibilities with us over the past 22 years. Mrs. Ergen has served on the board of trustees of The Children’s Hospital of Denver since 2001 and served on the board of trustees of The Children’s Hospital Foundation of Denver during 2000. She has also served on the advisory board of the Girl Scouts USA Mile Hi Council based in Denver since 2000. Mrs. Ergen co-founded EchoStar with her husband Charles W. Ergen and James DeFranco in 1980.

     Charles W. Ergen. Mr. Ergen has been our Chairman of the Board and Chief Executive Officer since our formation. During the past five years he has also held various executive officer and director positions with our subsidiaries. Mr. Ergen co-founded EchoStar with his wife Cantey Ergen and James DeFranco in 1980.

     Raymond L. Friedlob. Mr. Friedlob has served on the Board and as a member of our Audit Committee since October 1995. He also served on our Executive Compensation Committee from October 1995 through December 2002. Mr. Friedlob has been a member of the law firm of Friedlob Sanderson Paulson & Tourttillott, LLC since 1995, where he specializes in federal securities law, corporate law, transportation and taxation.

     Steven R. Goodbarn. Mr. Goodbarn joined the Board in December 2002 and is a member of our Audit Committee and Executive Compensation Committee. Since July 2002, Mr. Goodbarn has served as director, president and chief financial officer of Secure64 Software Corporation, a company he co-founded. Mr. Goodbarn was chief financial officer of Janus Capital Corporation from 1992 until late 2000. During that time, he was a member of the executive committee and served on the board of directors of many Janus corporate and investment entities. Until September 2003, Mr. Goodbarn also served as a director of Nighthawk Systems. Mr. Goodbarn is a CPA and spent 12 years at Price Waterhouse prior to joining Janus.

     David K. Moskowitz. Mr. Moskowitz is one of our Senior Vice Presidents and our Secretary and General Counsel. Mr. Moskowitz joined us in March 1990. He was elected to the Board in 1998. Mr. Moskowitz is responsible for all of our legal affairs and performs certain business functions for us and our subsidiaries.

     C. Michael Schroeder. Mr. Schroeder has served on the Board since November 2003 and is a member of our Audit Committee and Executive Compensation Committee. In 1981, Mr. Schroeder founded Consumer Satellite Systems, Inc. (CSS), which he grew to encompass a 10 state distribution system operating in a region ranging from Wisconsin to Florida. CSS served retailers selling satellite systems, televisions and a range of consumer electronics products. Mr. Schroeder also founded a programming division that grew to serve over 400,000 subscribers.

     The Board of Directors unanimously recommends a vote FOR the election of all of the nominees named herein (Item No. 1 on the enclosed proxy card).

Board of Directors and Committees and Selection Process

     Our Board held eleven meetings in 2003 and also took action by unanimous written consent on nine occasions during the year. Each director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board held during the period in which he was a director, and (ii) the total number of meetings held by all committees of the Board on which he served.

     Directors are elected annually and serve until their successors are duly elected and qualified. Officers serve at the discretion of the Board.

     We are a “controlled company” as defined in Rule 4350(c)(5) of the NASDAQ Marketplace Rules because more than 50% of our voting power is held by Charles W. Ergen, our Chairman and Chief Executive Officer. Please see “Equity Security Ownership of Certain Beneficial Owners and Management” below. Therefore, we are not subject to the requirements of Rule 4350(c) that would otherwise require us to have (i) a majority of independent directors on the Board; (ii) a compensation committee composed solely of independent directors; (iii) a nominating committee composed solely of independent directors; (iv) compensation of our executive officers determined by a majority of the independent directors or a compensation committee composed solely of independent directors; and (v) director nominees selected, or recommended for the Board’s selection, either by a majority of the independent directors or a nominating committee composed solely of independent directors.

     In light of Mr. Ergen’s voting power, the Board has determined that the Board, rather than a nominating committee, is the most appropriate body for identifying director candidates and selecting nominees to be presented at the annual meeting of shareholders. The Board has further determined that no policy with respect to consideration of candidates recommended by security holders would be appropriate.

Meetings and Committees of the Board of Directors

     The Board currently has an Executive Compensation Committee (the “Compensation Committee”) and an Audit Committee, both of which were established in October 1995 and both of which consist entirely of non-employee directors. We do not have a standing nominating committee or a nominating committee charter.

     Compensation Committee. The principal functions of the Compensation Committee are to review and approve the compensation of our executive officers and our Chief Executive Officer and award grants to our executive officers and our Chief Executive Officer under our stock incentive plans.

     Mr. Dea, Mr. Goodbarn and Mr. Schroeder are the current members of the Compensation Committee. Mr. Schroeder joined the Compensation Committee when he became a member of the Board during November 2003. Considering, among other things, his time commitments as President, Chief Executive Officer and a Director of Western Gas Resources, Inc., Mr. Dea has declined to stand for reelection to our Board in 2004. Therefore, Mr. Dea will also cease to be a member of the Compensation Committee upon expiration of his term as a director at our Annual Meeting on May 6, 2004. We currently expect that Mr. Friedlob will be appointed to the Compensation Committee to replace Mr. Dea following our Annual Meeting. The Compensation Committee held one meeting and took action by unanimous written consent on five occasions during 2003.

     Audit Committee. The Audit Committee operates under an Audit Committee Charter adopted by the Board, which is attached to this proxy statement as Appendix A. The principal functions of the Audit Committee are to: (i) select the independent auditors; (ii) review and approve management’s plan for engaging our independent auditors during the year to perform non-audit services and consider what effect these services will have on the independence of our independent auditors; (iii) review our annual financial statements and other financial reports which require approval by the Board; (iv) oversee the integrity of our financial statements, our systems of disclosure controls and internal controls and our compliance with legal and regulatory requirements; (v) review the scope of our independent auditors’ audit plans and the results of their audit and (vi) evaluate the performance of our internal audit function and independent auditors.

     The Audit Committee met seven times and took action by unanimous written consent on twelve occasions during 2003. The current members of the Audit Committee are Mr. Friedlob, Mr. Dea, Mr. Goodbarn and Mr. Schroeder. Each of these individuals meets the independence requirements of NASDAQ and applicable SEC rules and regulations. The Audit Committee and the Board have determined that each member of our Audit Committee is financially literate and that Mr. Goodbarn qualifies as an “audit committee financial expert” as defined by applicable SEC rules. Following our Annual Meeting, it is expected that the Audit Committee will consist of our three continuing outside directors, Mr. Friedlob, Mr. Goodbarn and Mr. Schroeder. Mr. Dea will cease to be a member of the Audit Committee when his term as a director expires at the Annual Meeting.

Other Information about our Board of Directors

     We provide an informal process for shareholders to send communications to our Board. Shareholders who wish to contact the Board or any of its members may do so by writing to EchoStar Communications Corporation, Attn: Board of Directors, 9601 S. Meridian Blvd., Englewood, Colorado 80112. At the direction of the Board of Directors, all mail received will be opened and screened for security purposes. Correspondence directed to an individual Board member is referred to that member. Correspondence not directed to a particular Board member is referred to our General Counsel, Mr. Moskowitz.

     Although we do not have a policy with regard to Board members’ attendance at our annual meetings of shareholders, all of the directors are encouraged to attend such meetings. All of our directors were in attendance at our 2003 Annual Meeting except for Mr. Jean-Marie Messier.

Equity Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth, to the best of our knowledge, the beneficial ownership of our voting securities as of the close of business on March 22, 2004 by: (i) each person known by us to be the beneficial owner of more than five percent of any class of our voting securities; (ii) each of our directors; (iii) our chief executive officer and four other most highly compensated persons acting as one of our executive officers at the end of 2003 (collectively, the “Named Executive Officers”); and (iv) all of our directors and executive officers as a group. Unless otherwise indicated, each person listed in the following table (alone or with family members) has sole voting and dispositive power over the shares listed opposite such person’s name.

	Amount and
	Nature of
	Beneficial	Percentage of
Name (1)	Ownership	Class
Class A Common Stock (2):
Charles W. Ergen (3), (4), (19), (20)	240,857,780	50.3%
Cantey Ergen (5), (19), (20)	240,513,780	50.2%
FMR Corp. (6)	36,925,815	15.4%
Goldman Sachs Asset Management LP (7)	15,722,384	6.5%
Massachusetts Financial Services Company (8)	14,654,973	6.1%
Janus Capital Management LLC. (9)	13,629,040	5.7%
James DeFranco (10), (19)	7,310,804	3.0%
David K. Moskowitz (11), (19)	910,515	*
Michael T. Dugan (12), (19)	839,671	*
Michael R. Kelly (13), (19)	813,185	*
Soraya Hesabi-Cartwright(14), (19)	135,224	*
Raymond L. Friedlob (15), (19)	43,000	*
C. Michael Schroeder (16), (19)	23,600	*
Peter A. Dea (17), (19)	15,000	*
Steven R. Goodbarn (18), (19)	15,000	*
All Directors and Executive Officers as a Group (16 persons) (19), (20)	252,087,743	52.3%
Class B Common Stock:
Charles W. Ergen	238,435,208	100.0%
Cantey Ergen	238,435,208	100.0%
All Directors and Executive Officers as a Group (16 persons)	238,435,208	100.0%

*	Less than 1%.

(1)	Except as otherwise noted below, the address of each such person is 9601 S. Meridian Blvd., Englewood, Colorado 80112. As of the close of business on March 22, 2004, there were 240,585,644 outstanding shares of Class A Common Stock and 238,435,208 shares of Class B Common Stock.

(2)	The following table sets forth, to the best knowledge of the Corporation, the actual ownership of the Corporation’s Class A Common Stock (including options exercisable within 60 Days) as of the close of business on March 22, 2004 by: (i) each person known by the Corporation to be the beneficial owner of more than five percent of any class of the Corporation’s voting Shares; (ii) each Director or Director nominee of the Corporation; (iii) each Named Executive Officer; and (iv) all Directors and Executive Officers as a group:

	Amount and
	Nature of
	Beneficial	Percentage of
Name	Ownership	Class
Class A Common Stock:
FMR Corp.	36,925,815	15.4%
Goldman Sachs Asset Management LP	15,722,384	6.5%
Massachusetts Financial Services Company	14,654,973	6.1%
Janus Capital Management LLC	13,629,040	5.7%
James DeFranco	7,310,804	3.0%
Charles W. Ergen	2,422,572	*
Cantey Ergen	2,078,572	*
David K. Moskowitz	910,515	*
Michael T. Dugan	839,671	*
Michael R. Kelly	813,185	*
Soraya Hesabi-Cartwright	135,224	*
Raymond L. Friedlob	43,000	*
C. Michael Schroeder	23,600	*
Peter A. Dea	15,000	*
Steven R. Goodbarn	15,000	*
All Directors and Executive Officers as a Group (16 persons)	13,652,535	5.6%

*	Less than 1%.

(3)	Mr. Ergen beneficially owns all of the EchoStar Class A common stock owned by his spouse, Mrs. Ergen. Mr. Ergen’s beneficial ownership includes: (i) 519,902 Class A shares; (ii) 17,994 Class A Shares held in EchoStar’s 401(k) Employee Savings Plan (the “401(k) Plan”); (iii) the right to acquire 344,000 Class A Shares within 60 days upon the exercise of employee stock options; (iv) 110 shares held by Mr. Ergen’s spouse, Cantey Ergen; (v) 646 Class A Shares held in the 401(k) Plan held by Mr. Ergen’s spouse, Cantey Ergen; (vi) 16,800 Class A Shares held as custodian for his minor children and (vii) 238,435,208 Class A Shares issuable upon conversion of Mr. Ergen’s Class B Shares.

(4)	The percentage of total voting power held by Mr. Ergen is approximately 91% after giving effect to the exercise of Mr. Ergen’s options exercisable within 60 days.

(5)	Mrs. Ergen beneficially owns all of the EchoStar Class A common stock owned by her spouse, Mr. Ergen except for Mr. Ergen’s right to acquire 344,000 Class A Shares within 60 days upon the exercise of employee stock options.

(6)	As known to the Corporation pursuant to a Schedule 13G/A filed on February 17, 2004. The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109

(7)	As known to the Corporation pursuant to a Schedule 13G filed on February 12, 2004. The address of Goldman Sachs Asset Management LP is 32 Old Slip, New York, New York 10005.

(8)	As known to the Corporation pursuant to a Schedule 13G filed on February 11, 2004. The address of Massachusetts Financial Services Company is 500 Boylston Street, Boston, Massachusetts 02116.

(9)	As known to the Corporation pursuant to a Schedule 13G filed on February 17, 2004. The address of Janus Capital Management, LLC is 100 Fillmore Street, Denver, Colorado 80206.

(10)	Mr. DeFranco’s beneficial ownership includes: (i) 4,766,802 Class A shares; (ii) 17,994 Class A Shares held in the 401(k) Plan; (iii) the right to acquire 220,000 Class A Shares within 60 days upon the exercise of employee stock options; (iv) 56,008 Class A Shares held as custodian for his minor children; and (v) 2,250,000 Class A Shares controlled by Mr. DeFranco as general partner of a partnership.

(11)	Mr. Moskowitz’s beneficial ownership includes: (i) 436,265 Class A shares; (ii) 17,186 Class A Shares held in the 401(k) Plan; (iii) the right to acquire 410,568 Class A Shares within 60 days upon the exercise of employee stock options; (iv) 1,328 Class A Shares held as custodian for his minor children; (v) 8,184 Class A Shares held as trustee for Mr. Ergen’s children; and (vi) 36,984 Class A Shares held by a charitable foundation for which Mr. Moskowitz is a member of the Board of Directors.

(12)	Mr. Dugan’s beneficial ownership includes: (i) 110,350 Class A shares; (ii) 17,507 Class A Shares held in the 401(k) Plan; and (iii) the right to acquire 711,814 Class A Shares within 60 days upon the exercise of employee stock options.

(13)	Mr. Kelly’s beneficial ownership includes: (i) 151,010 Class A shares; (ii) 173 Class A Shares held in the 401(k) Plan; (iii) the right to acquire 652,000 Class A Shares within 60 days upon the exercise of employee stock options; (iv) 3,000 Class A Shares held as custodian for his minor children; (v) 3,500 held in the names of his children, of which he controls; and (vi) 3,502 Class A Shares held in the employee stock purchase plan.

(14)	Ms. Hesabi-Cartwright’s beneficial ownership includes: (i) 112,952 Class A shares; (ii) 11,498 Class A Shares held in the 401(k) Plan; and (iii) 10,774 Class A Shares held in the employee stock purchase plan. Ms. Hesabi-Cartwright resigned from the Corporation on January 2, 2004 and the Corporation no longer tracks her Section 16(a) reporting.

(15)	Mr. Friedlob’s beneficial ownership includes: (i) 28,000 Class A shares owned by his spouse; and (ii) the right to acquire 15,000 Class A Shares within 60 days upon the exercise of non-employee director stock options

(16)	Mr. Schroeder’s beneficial ownership includes: (i) 13,600 Class A shares; and (ii) the right to acquire 10,000 Class A Shares within 60 days upon the exercise of non-employee director stock options

(17)	Mr. Dea’s beneficial ownership includes the right to acquire 15,000 Class A Shares within 60 days upon the exercise of non-employee director stock options.

(18)	Mr. Goodbarn’s beneficial ownership includes the right to acquire 15,000 Class A Shares within 60 days upon the exercise of non-employee director stock options.

(19)	Class A and Class B Common Stock beneficially owned by both Mr. and Mrs. Ergen is only included once in calculating the aggregate number of shares owned by directors and executive officers as a group. Mr. and Mrs. Ergen’s beneficial ownership includes: (i) 114,897 Class A Shares held in the 401(k) Plan; (ii) the right to acquire 3,473,457 Class A Shares within 60 days upon the exercise of employee stock options; (iii) 2,250,000 Class A Shares held in a partnership; (iv) 238,435,208 Class A Shares issuable upon conversion of Class B Shares; (v) 88,820 Class A Shares held in the name of, or in trust for, minor children and other family members; and (vi) 36,984 Class A Shares held by a charitable foundation for which Mr. Moskowitz is a member of the Board of Directors.

(20)	The number of shares shown for each of Mr. and Mrs. Ergen includes 1,523,120 Class A Shares over which Mr. and Mrs. Ergen have voting power as Trustee for EchoStar’s 401(k) Plan. These shares also are beneficially owned through investment power by each individual 401(k) Plan participant. The Class A Shares individually owned by each of the Named Executive Officers through their participation in the 401(k) Plan are included in each respective Named Executive Officer’s information above.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our directors, executive officers and holders of more than 10% of our common stock to file reports with the SEC regarding their ownership and changes in ownership of our equity securities. We believe that during the 2003 fiscal year, our directors, executive officers and 10% shareholders complied with all Section 16(a) filing requirements, with the exception of the following inadvertent late reports attributed to the implementation of a filing system to comply with the expedited and electronic filings requirements of the Sarbanes-Oxley Act of 2002: Ms. Cartwright filed one late Form 4 filing; Mr. Dea filed one late Form 4 filing; Mr. DeFranco filed one late Form 4 filing; Mr. Dugan filed one late Form 4 filing; Mr. Ergen filed one late Form 4 filing; Mrs. Ergen filed one late Form 4 filing; Mr. Friedlob filed one late Form 4 filing; Mr. Goodbarn filed two late Form 4 filings; Mr. Jackson filed one late Form 4 filing; Mr. Kelly filed two late Form 4 filings; Mr. McDonnell filed one late Form 4 filing; Mr. Moskowitz filed one late Form 4 filing; Mr. Schaver filed two late Form 4 filings; and Mr. Schwimmer filed one late Form 4 filing. Each late Form 4 reported above related to a single late transaction or a single series of related transactions. Most of these late reports involved option grants in March 2003 that were reported one day late. In making these statements, we have relied upon examination of copies of Forms 3, 4 and 5 provided to us and the written representations of our directors and officers.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Compensation Summary

     Our executive officers are compensated by certain of our subsidiaries. The following table sets forth the cash and non-cash compensation for the fiscal years ended December 31, 2003, 2002 and 2001 for the Named Executive Officers.

Summary Compensation Table

					Long Term
					Compensation
					Awards

					Securities
					Underlying	All Other
				Other Annual	Options	Compensation
Name and Principal Position	Year	Salary	Bonus (1)	Compensation	(#) (2)	(3)
Charles W. Ergen	2003	$283,847	$—	—	100,000	$91,027
Chairman and Chief Executive	2002	250,006	375,000	—	—	21,045
Officer	2001	250,006	750,000	—	—	13,794
Michael T. Dugan	2003	$295,405	—	—	30,000	$6,000
President and Chief Operating	2002	266,923	—	—	—	2,000
Officer	2001	250,000	—	—	—	4,499
Soraya Hesabi-Cartwright(4)	2003	$256,958	—	—	30,000	$6,000
Executive Vice President -	2002	237,693	—	—	—	2,000
DISH Network	2001	225,000	—	—	—	4,499
David K. Moskowitz	2003	$235,393	$—	—	100,000	$6,000
Senior Vice President, General	2002	208,462	93,750	—	—	2,000
Counsel and Secretary	2001	119,230	187,500	—	—	4,499
Michael Kelly	2003	$226,970	—	—	60,000	$6,000
Executive Vice President -	2002	208,462	—	—	—	2,000
DISH Network Service	2001	200,000	—	—	—	2,077
LLC and Customer Service Operations

(1)	A portion of the bonuses included in each year were earned in that year, but not paid until the following year.

(2)	During the years ended December 31, 2002 and 2001 there were no stock options granted to the Named Executive Officers.

(3)	“All Other Compensation” for all of the Named Executive Officers includes amounts contributed pursuant to our 401(k) matching program and our profit sharing program. With respect to Mr. Ergen for 2003, 2002 and 2001, “All Other Compensation” also includes tax preparation payments made in 2003, 2002, and 2001 and imputed income during 2003 for personal use of corporate aircraft.

(4)	Ms. Hesabi-Cartwright resigned from the Corporation on January 2, 2004.

Stock Option Grants, Exercises and Year-end Values for Fiscal 2003

     The following table sets forth information regarding options to purchase Class A Shares granted to the Named Executive Officers during fiscal 2003. We have no outstanding stock appreciation rights. The amounts shown for each Named Executive Officer below as potential realizable values are based entirely on hypothetical annualized rates of stock appreciation of five percent and ten percent compounded over the full ten-year terms of the options. These assumed rates of growth were selected by the SEC for illustration purposes only and are not intended to predict future stock prices, which will depend upon overall stock market conditions and our future performance and prospects. Consequently, there can be no assurance that the Named Executive Officers will receive the potential realizable values shown in this table.

Option Grants in Fiscal 2003

					Potential Realizable Value
	Number of Securities	Percent of			Cat Assumed Annual Rates of Stock Price Appreciation for
	Underlying	Total Options			Option Term
	Options Granted	Granted to	Exercise Price	Expiration	Five Percent	Ten Percent
Name	(1)	Employees	Per Share	Date	($)	($)
Charles W. Ergen	100,000	7.38%	$28.88	03/31/13	1,816,248	4,602,728
David K. Moskowitz	100,000	7.38%	$28.88	03/31/13	1,816,248	4,602,728
Michael Kelly	60,000	4.43%	$28.88	03/31/13	1,089,749	2,761,637
Michael T. Dugan	30,000	2.21%	$28.88	03/31/13	544,874	1,380,818
Soraya Hesabi-Cartwright(2)	30,000	2.21%	$28.88	03/31/13	544,874	1,380,818

(1)	The options vest at 20% per year for five years.

(2)	Ms. Hesabi-Cartwright resigned from the Corporation on January 2, 2004. Subsequently, the option to purchase 30,000 Class A Shares granted to her in 2003 was cancelled.

     The following table lists option exercises and the 2003 fiscal year end option values for the Named Executive Officers:

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

			Number of Securities
	Number of Shares		Underlying Unexercised Options at		Value of Unexercised In-the-Money Options at
	Acquired on Exercise	Value Realized(1)	December 31, 2003 (#)		December 31, 2003 ($)(2)
Name	(#)	($)	Exercisable	Unexercisable(4)	Exercisable	Unexercisable
Charles W. Ergen	96,000	2,656,320	300,000	724,000	—	12,364,360
David K. Moskowitz	—	—	366,568	524,000	11,350,462	12,378,760
Michael Kelly	—	—	480,000	420,000	—	306,600
Michael T. Dugan	371,706	10,852,705	681,814	654,000	12,366,222	12,197,260
Soraya Hesabi-Cartwright(3)	500,000	13,208,991	260,402	682,000	3,222,302	15,691,880

(1)	The value realized is computed by multiplying the difference between the exercise price of the stock option and market price of the Class A Shares on the date of exercise by the number of shares with respect to which the option was exercised.

(2)	The dollar value of each exercisable and unexercisable option was calculated by multiplying the number of Class A Shares underlying the option by the difference between the exercise price of the option and the closing price of $33.99 (as quoted in the Nasdaq National Market) of a Class A Share on December 31, 2003.

(3)	Following Ms. Hesabi-Cartwright’s resignation from the Corporation on January 2, 2004, her unexercised options were subsequently cancelled.

(4)	Includes for each of Mr. Ergen, Mr. Moskowitz, Mr. Dugan and Ms. Cartwright, an option to purchase 400,000 Class A Shares, and for Mr. Kelly, an option to purchase 40,000 Class A Shares, under a long term incentive plan. Vesting of these options is contingent upon meeting certain longer-term goals which have not yet been achieved. We cannot currently predict when those goals will be achieved or when or if the options granted under the plan will become exercisable.

Director Compensation and Nonemployee Director Option Plans

     Our employee directors are not compensated for their services as directors. Our non-employee directors receive $1,000 for each Board meeting attended in person and $250 for each meeting attended by telephone. Additionally, each non-employee director is paid an annual retainer of $10,000. Except with respect to our annual meetings, our non-employee directors do not receive separate reimbursement of travel costs to attend Board meetings.

     Our non-employee directors are granted an option to acquire 10,000 Class A Shares upon election to the Board under our 1995 Nonemployee Director Stock Option Plan (our “1995 Director Plan”) or our 2001 Nonemployee Director Stock Option Plan (our “2001 Director Plan,” and together with the 1995 Director Plan, the “Nonemployee Director Plans”). Options granted under our Nonemployee Director Plans are 100% vested upon issuance and have a term of five years. We also currently grant each non-employee director an option for 5,000 Class A Shares every June in exchange for their continuing services.

     We have granted the following options under these plans: in December 1995, upon appointment to the Board, Mr. Friedlob was granted an option to acquire 8,000 Class A Shares at an exercise price of $2.53125 per share. This option was repriced to $2.1250 per share during July 1997. Mr Friedlob subsequently has been granted the following additional options: 40,000 Class A Shares at an exercise price of $2.1250 per share in February 1997; 40,000 Class A Shares at an exercise price of $6.00 per share in February 1999; 10,000 Class A Shares at an exercise price of $33.109 per share in June 2000, and 5,000 Class A shares at an exercise price of $34.62 per share in June 2003.

     In March 1998, upon appointment to the Board as a non-employee director, Mr. Nolan Daines was granted an option to acquire 8,000 Class A Shares at an exercise price of $2.75. He subsequently was granted the following additional options in respect of his service on the Board: 40,000 Class A Shares at an exercise price of $6.00 in February 1999 and 10,000 Class A Shares at an exercise price of $33.109 in June 2000. In September of 2002, Mr. Daines began working for us as an employee and therefore was not nominated for reelection to our Board in 2003.

     In June 2001, upon appointment to the Board, Mr. Dea was granted an option to acquire 10,000 Class A Shares at an exercise price of $32.42. He was later granted an option to purchase 5,000 Class A shares at an exercise price of $34.62 per share in June 2003.

     In December 2002, upon appointment to the Board, Mr. Goodbarn was granted an option to acquire 10,000 Class A Shares at an exercise price of $22.26. He was later granted an option to purchase 5,000 Class A shares at an exercise price of $34.62 per share in June 2003.

     In December 2003, upon appointment to the Board, Mr. Schroeder was granted an option to acquire 10,000 Class A Shares at an exercise price of $33.99.

Employee Stock Incentive Plans

     We have two employee stock incentive plans, our 1995 Stock Incentive Plan and 1999 Stock Incentive Plan (the “Stock Incentive Plans”). We adopted the Stock Incentive Plans to provide incentives to attract and retain executive officers and other key employees. The Stock Incentive Plans are administered by our Compensation Committee. Key employees are eligible to receive awards under the Stock Incentive Plans at the Compensation Committee’s discretion.

     Awards available under the Stock Incentive Plans include: (i) common stock purchase options; (ii) stock appreciation rights; (iii) restricted stock and restricted stock units; (iv) performance awards; (v) dividend equivalents; and (vi) other stock-based awards. We currently have 78,399,000 of our Class A Shares available for issuance under the 1999 Stock Incentive Plan. Our authorization to grant new awards under the 1995 Stock Incentive Plan has expired. Under the terms of the Stock Incentive Plans, the Compensation Committee retains discretion, subject to plan limits, to modify the terms of outstanding awards and to reprice awards.

     Options to purchase 17,735,818 Class A Shares were outstanding as of December 31, 2003 under the Stock Incentive Plans. These options generally vest at the rate of 20% per year commencing one year from the date of grant. The exercise prices of these options, which have generally been equal to or greater than the fair market value of our Class A Shares at the date of grant, have ranged from $1.16625 to $79.00 per Class A Share.

     In February, 1999, we adopted a long-term incentive plan under our 1995 Stock Incentive Plan. The plan provided our key employees with stock options that may not be exercised until we achieve certain long-term goals. Exercise of the options is also subject to our usual vesting schedule of 20% per year. The performance goals under the plan have not been achieved as of the date of this Proxy Statement. We cannot currently predict when those goals will be achieved or when the options granted under the plan will become exercisable.

Equity Compensation Plan Information

     In addition to the Nonemployee Director Plans and the Stock Incentive Plans, during 2002 we adopted our Class B CEO Stock Option Plan, under which we have reserved 20 million shares of our Class B Shares for issuance. No options have been granted to date under our Class B CEO Stock Option Plan.

     The following table sets forth a description of our equity compensation plans as of December 31, 2003:

			(c)
			Number of Securities
	(a)	(b)	Remaining Available for
	Number of Securities	Weighted-average	Future Issuance Under
	to be Issued	Exercise Price	Equity Compensation
	Upon Exercise of	of Outstanding	Plans (excluding
	Outstanding Options	Options, Warrants	securities reflected in
Plan category	Warrants and Rights	and Rights	column (a))
Equity compensation plans approved by security holders	17,773,818	14.47	98,435,000
Equity compensation plans not approved by security holders(1)	45,000	31.24	195,000
Total	17,818,818	14.51	98,630,000

(1)	The 2001 Nonemployee Director Stock Option Plan

     Our 2001 Nonemployee Director Stock Option Plan was adopted in 2001 by our Board, effective as of June 12, 2001, to attract and retain qualified persons who are not our employees for service as members of our Board. Upon initial election or appointment eligible non-employee directors are granted an option to purchase 10,000 shares of our Class A common stock, effective as of the last day of the calendar quarter in which such person is elected or appointed to our Board. The Board may decide to make further option grants to plan participants. The exercise price of options granted under the plan is 100% of the fair market value of our Class A Shares as of the last day of the calendar quarter in which the non-employee director receiving the option is elected, appointed or reelected to our Board, as applicable. We currently have 195,000 of our Class A Shares available for issuance under this plan. All options granted under the plan expire not later than five years after the date of grant and typically vest immediately upon grant.

401(k) Plan

     We have adopted a defined-contribution tax-qualified 401(k) Plan. Our employees become eligible for participation in the 401(k) Plan upon completing six months of service with us and reaching age 19. 401(k) Plan participants may contribute up to 50% of their compensation in each contribution period, subject to the maximum deductible limit provided by the Internal Revenue Code. We may make a 50% matching employer contribution up to a maximum of $1,000 per participant per calendar year. We may also make an annual discretionary profit sharing or employer stock contribution to the 401(k) Plan with the approval of the Board. During 2003, we expensed approximately $15 million related to our annual profit sharing contribution to the 401(k) Plan.

     401(k) Plan participants are immediately vested in their voluntary contributions and earnings on voluntary contributions. Our employer contributions to 401(k) Plan participants’ accounts vest 20% per year commencing one year from the employee’s date of employment.

Performance Graph

     The graph below sets forth the cumulative total return to our shareholders during the period from December 31, 1998 to December 31, 2003. The graph assumes the investment on December 31, 1998 of $100 in (i) Class A Shares of EchoStar, (ii) an industry peer group and (iii) the Nasdaq Composite Index and reflects reinvestment of dividends and market capitalization weighting. The industry peer group consists of: Cablevision Systems Corporation, Comcast Corporation, Cox Communications Inc., EchoStar, The DirectTV Group, Inc. (formerly known as Hughes Electronics Corporation), Pegasus Communications Corporation, and Time Warner, Inc. Although the companies included in the industry peer group were selected because of similar industry characteristics, they are not entirely representative of our business.

Total Return Analysis	12/31/1998	12/31/1999	12/31/2000	12/31/2001	12/31/2002(1)	12/31/2003(2)
EchoStar Communications	$100.00	$806.20	$376.23	$454.28	$368.12	$562.11

Peer Group	$100.00	$179.00	$98.30	$100.35	$56.27	$76.15

Nasdaq Composite	$100.00	$186.12	$112.99	$89.21	$61.08	$91.63

(1)	Adelphia was removed from the peer group in 2002 and 2003 because it filed for bankruptcy in June 2002.

(2)	AT&T Corporation was removed from the peer group in 2003 because its cable television division was acquired by Comcast in November 2002.

     The preceding graph and table shall not be deemed to be “solicited material” or “filed” or incorporated by reference in any filing we make under the Securities Act of 1933 (the “Securities Act”) or under the Exchange Act, irrespective of any general statement incorporating by reference this Proxy Statement into any such filing, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate this information by reference into a document we file under the Securities Act or the Exchange Act.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee is comprised solely of outside directors. The Compensation Committee members are Mr. Dea, Mr. Goodbarn and Mr. Schroeder. None of these individuals was an officer or employee of EchoStar at any time during the 2003 fiscal year or at any other time. No executive officer of EchoStar served on the board of directors or compensation committee of another entity, or on any other committee of the board of directors of another entity performing similar functions during the last fiscal year.

Certain Relationships and Related Transactions

     There were no related party transactions required to be disclosed during fiscal year 2003.

COMPENSATION COMMITTEE
REPORT ON EXECUTIVE COMPENSATION

General

     The purpose of EchoStar’s compensation policy is to offer compensation packages to attract, retain and motivate EchoStar’s executive officers over the long term. Since 1996, executive compensation has been reviewed by the Compensation Committee. The primary components of EchoStar’s executive compensation program are base salary and bonuses, conditional incentive-based bonuses and long-term incentive compensation in the form of stock options and other awards offered under the Stock Incentive Plans.

Base Salaries and Bonuses

     Annual base salaries paid to EchoStar’s executive officers have historically been at levels significantly below those generally paid to executive officers with comparable experience and responsibilities in the telecommunications industry or other similarly-sized companies. Because of these relatively low levels of compensation, EchoStar may experience difficulty in attracting and retaining executives at the highest performance levels. The Compensation Committee reviews and approves all adjustments to annual base salaries paid to EchoStar’s executive officers. Compensation adjustments are based on recommendations from Charles W. Ergen, EchoStar’s Chairman of the Board and Chief Executive Officer. Factors considered by Mr. Ergen in making his recommendations to the Compensation Committee include his perception of the individual’s performance, the individual’s success in achieving company and personal goals, and planned changes in responsibilities. Mr. Ergen also considers an individual’s extraordinary efforts resulting in tangible increases in corporate, division or department success in recommending increases in base salary and annual bonuses.

Incentive Compensation

     The management of EchoStar believes that executive officers who are able to contribute to EchoStar’s long-term success and help build incremental shareholder value should have a stake in that future success and value. This stake focuses the executive officers’ attention on managing EchoStar as owners with equity positions in EchoStar and aligns their interests with the long-term interests of EchoStar’s shareholders. Stock options therefore represent an important and significant component of EchoStar’s compensation program for executive officers. EchoStar attempts to create general incentives with its standard stock option grants and conditional incentives through special performance-based conditional grants.

     General Incentives. Standard awards under EchoStar’s Stock Incentive Plans are based on a review of the individual employee’s performance, years of service, position with EchoStar and long-term potential contribution to EchoStar. The number of options to be granted at any one time is based upon consideration of the foregoing factors, the employee’s level of responsibility and the number of options previously granted to the employee. EchoStar does not assign specific weights to these factors, although the employee’s position and a subjective evaluation of his performance are considered most important. To encourage executive officers to remain in EchoStar’s employ, options granted under EchoStar’s Stock Incentive Plans generally vest at the rate of 20% per year and have exercise prices not less than the fair market value of EchoStar’s Class A Common Stock on the date of grant.

     Conditional Incentives. In February 1999, EchoStar adopted a long-term incentive plan under its 1995 Stock Incentive Plan. The long-term incentive plan provided key employees with stock options that may not be exercised until EchoStar achieves certain long-term goals. Exercise of the options is also subject to EchoStar’s usual vesting schedule of 20% per year. The performance goals have not been achieved as of the date of this Proxy Statement. EchoStar cannot currently predict when those goals will be achieved or when the long-term incentive plan options will become exercisable.

Compensation of Chief Executive Officer

     The Compensation Committee believes that the compensation paid to Mr. Ergen has generally been at a level that is substantially below amounts paid to chief executive officers at other companies of similar size and in comparable industries.

     Mr. Ergen’s base salary for each of fiscal 2003, 2002 and 2001 was $283,847, $250,006 and $250,006, respectively. Since 1996, changes in Mr. Ergen’s base salary are reviewed annually by the Compensation Committee based on recommendations from the Board.

Respectfully submitted,

The EchoStar Executive Compensation Committee

Peter A. Dea (Chairman)
Steven R. Goodbarn
C. Michael Schroeder

     The report of the Compensation Committee and the information contained therein shall not be deemed to be “solicited material” or “filed” or incorporated by reference in any filing we make under the Securities Act or under the Exchange Act, irrespective of any general statement incorporating by reference this Proxy Statement into any such filing, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate this information by reference into a document we file under the Securities Act or the Exchange Act.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Appointment of Auditors

     Change in Auditors. Effective June 1, 2002, we determined not to renew the engagement of Arthur Andersen LLP as our independent auditors and appointed KPMG LLP as our independent auditors. This determination followed our decision to seek proposals from independent auditors to audit our financial statements for the fiscal year ending December 31, 2002. The decision not to renew the engagement of Arthur Andersen and to retain KPMG was approved by our Board upon the recommendation of our Audit Committee. Arthur Andersen’s report on our 2001 financial statements was issued on February 27, 2002 in conjunction with the filing of our Annual Report on Form 10-K for the year ended December 31, 2001.

     During our two most recent fiscal years ended December 31, 2001, and the subsequent interim period through June 1, 2002, there were no disagreements between us and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Arthur Andersen’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K under the Exchange Act occurred within our two most recent fiscal years ended December 31, 2001 and the subsequent interim period through June 1, 2002. The audit reports of Arthur Andersen on our consolidated financial statements as of and for the fiscal years ended December 31, 2001 and 2000 do not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     We provided Arthur Andersen with a copy of the foregoing disclosures.

     During our two most recent fiscal years ended December 31, 2001, and the subsequent interim period through June 1, 2002, we did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

     Appointment of Independent Auditors for 2004. KPMG served as our independent auditors for the fiscal year ended December 31, 2003, and the Board has proposed that our shareholders ratify the appointment of KPMG as our independent auditors for the fiscal year ending December 31, 2004. Please see Proposal No. 2 below.

     The Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if the Audit Committee believes that a change would be in the best interests of our shareholders.

Fees Paid to Arthur Andersen for 2002

     Audit Fees. Arthur Andersen billed us approximately $30,000 in audit fees for 2002 relating to their review of our financial statements for the first quarter of 2002.

     Audit-Related Fees. Arthur Andersen billed us approximately $88,293 in audit-related fees for 2002. Audit-related fees related primarily to certain of our 2002 securities offerings, acquisition due diligence and accounting consultation.

     Tax Fees. Arthur Andersen billed us approximately $18,400 in fees related to tax services performed during 2002.

     All Other Fees. Arthur Andersen did not bill us for other fees for 2002.

Fees Paid to KPMG LLP for 2002 and 2003

     The following table presents fees for professional audit services rendered by KPMG LLP for the audit of EchoStar’s annual financial statements for the years ended December 31, 2003, and December 31, 2002, and fees billed for other services rendered by KPMG LLP during those periods. Certain amounts for 2002 have been reclassified to conform to the 2003 presentation.

	2002	2003
Audit Fees	$395,030	$482,670
Audit-Related Fees (1)	$93,709	$9,000

Total audit and audit related fees	$488,739	$491,670
Tax Fees (2)	$81,362	$272,433

Total Fees	$570,101	$764,103

(1)	Consists of fees for audit of financial statements of certain employee benefit plans and due diligence services.

(2)	Consists of fees for tax consultation and tax compliance services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

     The Audit Committee is responsible for appointing, setting compensation, and overseeing the work of EchoStar’s independent auditors. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent auditor.

     Requests are submitted to the Audit Committee in one of the following ways:

•	Request for approval of services at a meeting of the Audit Committee; or

•	Request for approval of services by members of the Audit Committee acting by written consent.

     The request may be made with respect to either specific services or a type of service for predictable or recurring services.

REPORT OF THE AUDIT COMMITTEE

     The role of the Audit Committee is to assist EchoStar’s Board of Directors in its oversight of EchoStar’s financial reporting process, as is more fully described in its charter, which the Board has adopted and which is attached as Appendix A to this Proxy Statement. EchoStar’s management is responsible for its financial reporting process, including its system of internal controls, and for the preparation and presentation of its consolidated financial statements in accordance with generally accepted accounting principles. EchoStar’s independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not and may not be employees of EchoStar, and we may not represent ourselves to be or to serve as accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied without independent verification on representations by EchoStar’s management that its financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America. We have also relied on representations of EchoStar’s independent auditors included in their report on its financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with EchoStar’s management and independent auditors do not assure that EchoStar’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of EchoStar’s financial statements has been carried out in accordance with generally accepted auditing standards or that EchoStar’s independent auditors are in fact “independent.”

     In the performance of our oversight function, we reviewed and discussed with EchoStar’s management its audited financial statements for the fiscal year ending December 31, 2003. We also discussed these audited financial statements with EchoStar’s independent auditors. Our discussions with the independent auditors included the matters required to be discussed by Statement of Auditing Standards No. 61, “Communication with Audit Committees,” as currently in effect. We also discussed with them their independence and any relationship that might affect their objectivity or independence. In connection with these discussions, we received and reviewed the written disclosures from KPMG LLP required by Independence Standards Board Standards No. 1, “Independence Discussions with Audit Committees.” Finally, we have considered whether the non-audit services provided by the independent auditors are compatible with maintaining their independence.

     Based on the reviews and discussions referred to above, we are not aware of any relationship between the independent auditors and EchoStar that affects the objectivity or independence of the independent auditors. Based on these discussions and our review discussed above, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter attached as Appendix A, we recommended to EchoStar’s Board of Directors that its audited financial statements for fiscal 2003 be included in EchoStar’s Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Respectfully submitted,

The EchoStar Audit Committee

Raymond L. Friedlob (Chairman)
Peter A. Dea
Steven R. Goodbarn
C. Michael Schroeder

     The report of the Audit Committee and the information contained therein shall not be deemed to be “solicited material” or “filed” or incorporated by reference in any filing we make under the Securities Act or under the Exchange Act, irrespective of any general statement incorporating by reference this Proxy Statement into any such filing, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate this information by reference into a document we file under the Securities Act or the Exchange Act.

PROPOSAL NO. 2 – RATIFICATION OF INDEPENDENT AUDITORS

     We customarily ask our shareholders to ratify the appointment of our independent auditors at each annual meeting. The Board has appointed KPMG LLP as our independent auditors for the fiscal year ending December 31, 2004 and we are asking our shareholders to ratify this appointment at the Annual Meeting. Representatives of KPMG are expected to be present at the Annual Meeting and will have the opportunity to make any statements they may desire. They also will be available to respond to appropriate questions of shareholders.

     The Board of Directors unanimously recommends a vote FOR approval of Proposal No. 2 (Item No. 2 on the enclosed proxy card)

WHERE TO GET ADDITIONAL INFORMATION

     As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the Securities and Exchange Commission (“SEC”). The Public may read and copy any materials filed with the SEC at the SEC’s Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549. Please call the SEC at (800) SEC-0330 for further information on the Public Reference Room. As an electronic filer, our public filings are maintained on the SEC’s Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. The address of that website is http://www.echostar.com.

COST OF PROXY STATEMENT

     We will bear the cost of the solicitation of proxies on behalf of the Board. In addition to the use of the mail, proxies may be solicited by us personally, by telephone or by similar means. None of our directors, officers or employees will be specifically compensated for those activities. We do not expect to pay any compensation for the solicitation of proxies. However, we will reimburse brokerage firms, custodians, nominees, fiduciaries and other persons holding our shares in their names, or in the names of nominees, at approved rates for their reasonable expenses in forwarding proxy materials to beneficial owners of securities held of record by them and obtaining their proxies.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2005 Annual Meeting of Shareholders must submit the proposal to us no later than December 6, 2004. A notice of shareholder proposal submitted outside the processes of Rule 14a-8 of the Exchange Act will be considered untimely after February 19, 2005. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER BUSINESS

     Management knows of no other business that will be presented at the Annual Meeting other than that which is set forth in this Proxy Statement. However, if any other matter is properly presented at the Annual Meeting, the persons named in the accompanying form of proxy will have discretionary authority to vote on such matter in accordance with their best judgment.

By Order of the Board of Directors

/s/ DAVID K. MOSKOWITZ DAVID K. MOSKOWITZ
Senior Vice President, General Counsel, Corporate Secretary and Director

Appendix A

AMENDED AND RESTATED CHARTER OF
THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS OF
ECHOSTAR COMMUNICATIONS CORPORATION

     The Board of Directors (the “Board of Directors”) of EchoStar Communications Corporation (the “Corporation”) hereby establishes an audit committee (the “Audit Committee”), as a standing committee of the Board of Directors, which shall have the responsibilities described below and shall use the means described below to carry out such responsibilities.

Statement of Policy

     Primary responsibility for the Corporation’s financial reporting and internal controls is vested in the management of the Corporation, as overseen by the Board of Directors. The Audit Committee shall provide assistance to the Board of Directors in fulfilling their responsibility to the shareholders, potential shareholders and the investing community relating to corporate accounting, reporting practices, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Board of Directors, the independent auditors, the internal auditors and the financial management of the Corporation. The Audit Committee shall provide oversight and review of the Corporation’s accounting and financial services, internal operating controls and its ethical standards in consultation with the independent auditors and the General Counsel of the Corporation.

     The Audit Committee shall be the Board of Directors’ principal agent in ensuring the independence of the independent auditors, the integrity of management, and the adequacy of disclosures to shareholders. In performing its designated functions, described herein, the Audit Committee shall not assume or diminish management’s responsibility for the content of the information disseminated by the Corporation.

Composition of the Audit Committee

     The Audit Committee shall be comprised of at least three directors determined by the Board of Directors to meet the independence and financial literacy requirements of The NASDAQ Stock Market (“NASDAQ”) and applicable federal law, including Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission.

Access, Authority and Funding

     The Audit Committee shall have unrestricted access to the Corporation’s personnel and records and to the independent auditors and shall have authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.

     The Corporation shall provide the Audit Committee with the appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board of Directors, for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, (ii) compensation to any advisers or counsel employed by the Audit Committee and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Meetings

     The Audit Committee shall meet on a regular basis, but no less than four (4) times per year, and call special meetings, as required. The Audit Committee should meet separately at least semi-annually with management, the director of the internal auditing department and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel or independent auditors to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

     The members of the Audit Committee shall elect a Chairman to preside at all meetings of the Audit Committee. As necessary or desirable, the Chairman of the Audit Committee may request that members and representatives of the independent auditors, management or others be present at a meeting of the Audit Committee and provide pertinent information as necessary.

     Compensation shall be one thousand dollars ($1,000.00) per meeting for members in physical attendance, and shall be two hundred and fifty dollars ($250.00) per meeting for members participating by conference call; provided that if there are meetings of more than one of the Board of Directors, the Executive Compensation Committee of the Board of Directors and the Audit Committee on the same day, then members shall only be entitled to receive compensation for attendance at a single meeting. Travel expenses related to attendance at meetings of the Audit Committee shall not be reimbursed.

Minutes

     Minutes of each meeting of the Audit Committee are to be prepared and approved by the Audit Committee. Such minutes shall be filed with the Secretary of the Corporation and retained in the minute book of the Board of Directors.

General Policies and Procedures

     In carrying out its responsibilities, the Audit Committee’s policies and procedures will remain flexible, to best react to changing conditions and to ensure to the Board of Directors and shareholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

Regular Functions

     A. Selection of Independent Auditors.

     The Audit Committee in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, and each such registered public accounting firm must report directly to the Audit Committee. In undertaking these obligations, the Audit Committee shall review with the Chief Financial Officer of the Corporation and approve the engagement of the independent auditors for each audit and for non-audit services requested, including the fee, scope and timing of the audit or non-audit services requested, the nature and magnitude of the services actually performed compared to earlier approvals for the procedure (if applicable), the range and proportion of audit and non-audit fees and the effect of any engagement on the independence of the auditors.

     The Audit Committee shall be responsible for ensuring that it receives from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Corporation, consistent with Independence Standards Board Standards No. 1, “Independence Discussions with Audit Committees” and the Audit Committee shall further be responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and for taking, or recommending that the full Board of Directors of the Corporation take, appropriate action to oversee the independence of the independent auditor. The audit committee shall be responsible for confirming and assuring the objectivity of the internal auditor.

     The independent auditors are ultimately accountable to the Audit Committee, and the Audit Committee shall have the ultimate authority and responsibility to recommend the nomination of the independent auditors by the Board of Directors for shareholder approval in any proxy statement.

     B. Selection of Internal Auditor

     The Audit Committee shall with respect to the internal auditing department have the following duties and powers:

     (a) to review and approve the appointment and replacement of the director of the internal auditing department, and

     (b) to advise the director of the internal auditing department that he or she is expected to provide to the Audit Committee summaries of and, as appropriate, the significant reports to management prepared by the internal auditing department and management’s responses thereto.

     C. Financial Reporting Issues and Practices and Internal Audit Controls and Procedures

     The Audit Committee shall have duties and powers with respect to financial reporting principles and policies and internal audit controls and procedures to advise management, the internal auditing department and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices and significant internal audit controls and procedures.

     D. Review of Annual Audit Plan.

     The Audit Committee shall review and approve the annual audit plan submitted by the independent auditors. The Audit Committee shall discuss with the independent auditors the overall approach to and scope of the audit examination with particular attention focused on those areas where either the Audit Committee, the Board of Directors, management or the independent auditors believe special emphasis is desirable.

     E. Review Results of the Annual Audit.

     Upon completion of any audit and periodically throughout each fiscal year as requested by the independent auditors or management or as deemed advisable by the Audit Committee, the Audit Committee shall review and discuss the audited financial statements, the results of the audit and the independent auditors’ report or opinion on matters related to the performance of such audit.

     The following illustrates, but is not limited to, the topics which may be discussed with the independent auditors and management:

     (a) the quality of the financial statements,

     (b) any significant auditor or management adjustments, reclassifications, disclosures, accounting estimates, new or changed accounting policies or principles and disagreements with management,

     (c) the reasons for major fluctuations in financial statement balances (current year compared to prior years),

     (d) the clarity and adequacy of the Corporation’s financial disclosures,

     (e) the quality and degree of aggressiveness or conservatism of accounting policies and principles, underlying estimates and other significant decisions made in preparing financial disclosures,

     (f) unusual circumstances or situations reflected in the financial statements, including identification of any loss or marginal operation,

     (g) the nature of any unusual or significant commitments or contingent liabilities, together with the underlying assumptions and estimates of management,

     (h) significant differences in format or disclosure from others in the industry,

     (i) significant differences between the annual report and other reports, such as the reports to any regulatory agencies,

     (j) the independent auditors’ observations on internal accounting controls presented in the management letter,

     (k) the adequacy of the Corporation’s system of internal accounting controls,

     (l) any change in key personnel, operations or systems which may affect the continuing functioning and effectiveness of the Corporation’s accounting and operating controls,

     (m) the performance of the independent auditors, and

     (n) to the extent not otherwise covered above, the matters required by Statement on Auditing Standards No. 61, “Communication with Audit Committees.”

     F. Review of Other Quarterly and Annual Reports.

     The Audit Committee shall review any other financial statements or reports, as requested by management or determined by the Audit Committee, which are required to be filed with any Federal, State or local regulatory agency prior to filing with the appropriate regulatory body, and the Corporation shall promptly provide the members of the Audit Committee with final copies of all such reports after filing with the appropriate regulatory body. As a part of such review, the following illustrates, but does not limit, the topics which may be covered:

     (a) the accounting principles employed in reporting any large or unusual transactions and the possible need to make specific disclosures of material developments,

     (b) developments in accounting polices and procedures since the previous filing of such financial statement or report and the effect of these developments may have on the Corporation’s financial reporting, and

     (c) significant fluctuations in financial statement balances, ratios or statistics.

     G. Review Charter.

     The Audit Committee Shall review and reassess the adequacy of this Charter on an annual basis.

     H. Reports to Board of Directors

     The Audit Committee shall report its activities to the full Board of Directors on a regular basis, making such recommendations the Audit Committee deems necessary or appropriate.

     I. Other Oversight Functions.

     The Audit Committee shall perform such other oversight functions as requested by the Board of Directors. In addition, the Audit Committee is authorized to and shall have the power to perform the following functions:

(a)	conduct or authorize investigations into any matters within the Audit Committee’s scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of any investigation after consultation with the General Counsel of the Corporation;

(b)	review legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies, and programs and reports received from regulators;

(c)	establish procedures for the (i) receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

(d)	discuss Corporation policies with respect to risk assessment and risk management, and review contingent liabilities and risks that may be material to the Corporation; and

(f)	prepare a report each year for inclusion in the Corporation’s proxy statement.

Exculpatory Provision

     The Audit Committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Audit Committee is not of the same quality as the audit performed by the independent auditors.

EchoStar Communications Corporation
             9601 S. Meridian Blvd.
         Englewood, Colorado 80112
ADMISSION TICKET

EchoStar Communications Corporation Annual Meeting of Shareholders

May 6, 2004 12:00 p.m., MDT Corporate Headquarters 9601 S. Meridian Blvd. Englewood, Colorado 80112 PLEASE BRING THIS ADMISSION TICKET TO THE MEETING WITH YOU.

THE BOTTOM PORTION OF THIS FORM IS THE PROXY CARD. Each proposal is fully explained in the enclosed Notice of Annual Meeting of Shareholders and Proxy Statement. To vote your proxy, please MARK by placing an “X” in the appropriate box, SIGN and DATE the proxy. Then please DETACH and RETURN the completed proxy promptly in the enclosed envelope. You may also vote your proxy by telephone or internet by following the instructions in the proxy card.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Charles W. Ergen and David K. Moskowitz, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all Class A Shares and Class B Shares of EchoStar Communications Corporation held of record by the undersigned on March 22, 2004, at the Annual Meeting of Shareholders to be held on May 6, 2004, or any adjournment thereof.

1.	ELECTION OF EIGHT DIRECTORS.

☐	FOR all nominees listed below (except as marked to the contrary)

☐	WITHHOLD AUTHORITY to vote for all the nominees listed below

Michael T. Dugan	James DeFranco	Cantey Ergen	Charles W. Ergen
Raymond L. Friedlob	Steven R. Goodbarn	David K. Moskowitz	C. Michael Schroeder

(INSTRUCTION: To withhold authority to vote for an individual nominee, cross out that nominee’s name above.)

2.	TO RATIFY THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

☐ FOR	☐ AGAINST	☐ ABSTAIN

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR (1) THE ELECTION OF EACH OF THE EIGHT (8) DIRECTORS SET FORTH ABOVE AND (2) RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS. THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO PROPOSALS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith.

Dated:		,2004

Signature

Signature if held jointly

Signatures should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

     PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE TENDER OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING OR TO SUBMIT A LATER DATED REVOCATION OR AMENDMENT TO THIS PROXY ON ANY OF THE ISSUES SET FORTH ABOVE.